UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 6, 2006

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note:

This amendment to the Current Report on Form 8-K originally dated September 7, 2006 (the “Original 8-K”), is being filed in order to include the date that the Company’s common stock will begin trading on the NASDAQ Global Market.

Item 3.01.   Notice of Transfer of Listing.

On September 6, 2006, the Company issued a press release announcing that the NASDAQ Stock Market (“NASDAQ”) had approved its application for listing on the NASDAQ Global Market, formally known as the NASDAQ National Market. The Company’s common stock will begin trading on the NASDAQ Global Market when the market opens on September 19, 2006. A copy of the press release, dated September 6, 2006, was filed as Exhibit 99.1 to the Original 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell company transactions.

None.

(d) Exhibits.

99.1	Press release dated September 6, 2006, previously filed with the Original 8-K and incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: September 14, 2006

By: /s/ Dorothy An

Dorothy An

Vice President and General Counsel

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